The Advisors’ Inner Circle Fund III

(the “Trust”)

GQG Partners International Quality Value Fund

(the “Fund”)

Supplement dated September 23, 2026 to the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information (the “SAI”), each dated August 1, 2026

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

The Board of Trustees (the “Board”) of the Trust has approved a change in classification of the Fund from a non-diversified company to a diversified company. Accordingly, effective immediately, the Summary Prospectus, Prospectus and SAI are hereby amended and supplemented as follows:

1.	The last paragraph of the “Principal Investment Strategies” section of the Summary Prospectus, and the corresponding section of the Prospectus, is deleted.

2.	The “Non-Diversification Risk” disclosure in the “Principal Risks” section of the Summary Prospectus, and the corresponding section of the Prospectus, is deleted.

3.	The second paragraph of the “More Information about Risk” section of the Prospectus is deleted and replaced with the following:

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. Each Fund, with the exception of the International Quality Value Fund, is non-diversified. A non-diversified Fund may invest a large percentage of its assets in a single issuer or a relatively small number of issuers as compared to a diversified Fund.

4.	The “Non-Diversification Risk” disclosure in the “More Information about Risk” section of the Prospectus is deleted and replaced with the following:

Non-Diversification Risk (All Funds except International Quality Value Fund) – Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. However, each Fund intends to satisfy the asset diversification requirements for qualifying as a RIC under Subchapter M of the Code.

5.	The “Non-Diversification” disclosure in “The Trust” section of the SAI is deleted and replaced with the following:

Non-Diversification. Each Fund, with the exception of the International Quality Value Fund, is non-diversified, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund, which increases the risk that a change in the value of any one investment held by a Fund could affect the overall value of the Fund more than it would affect that of a “diversified” fund holding a greater number of investments. Accordingly, the value of the shares of a non-diversified Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a “diversified” fund would be. Each Fund, however, intends to satisfy the diversification requirements necessary to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). For more information, see “Taxes” below.

The International Quality Value Fund is classified as a “diversified” investment company under the 1940 Act. This means that with respect to 75% of its total assets, the Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security. If the Fund holds securities that perform well on a relative basis, the value of those securities could appreciate such that the value of the Fund’s securities that constitute more than 5% of the Fund’s total assets, in the aggregate, might exceed 25% of the Fund’s total assets. In these circumstances, the Adviser might determine that it is in the best interests of the Fund’s shareholders not to reduce one or more of the Fund’s holdings in securities that constitute more than 5% of the Fund’s total assets. If the Adviser makes such a determination, the Fund’s holdings in such securities would continue to exceed 25% of the Fund’s total assets, and the Fund would not purchase any additional shares of securities that constituted more than 5% of the Fund’s total assets. The Fund would continue to qualify as a diversified fund under applicable federal securities laws. If more than 25% of the Fund’s assets were invested, in the aggregate, in securities of issuers that individually represented more than 5% of the Fund’s total assets, the Fund would be subject to the risk that its performance could be disproportionately affected by the performance of such securities.

6.	The following is added to the “Investment Limitations – Fundamental Policies” section of the SAI as a new fundamental policy with respect to the Fund:

The International Quality Value Fund may purchase securities of an issuer, except if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7.	The following is added to the “Investment Limitations – Non-Fundamental Policies” section of the SAI:

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GQG-SK-018-0100

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